Oppenheimer Fund

Prospectus dated October 25, 1996

Oppenheimer Fund is a mutual fund with the primary investment objective of seeking capital appreciation. Its secondary objective is to achieve income consistent with growth in capital.

     The Fund attempts to achieve its objectives through investment in common stocks that offer growth possibilities while retaining a flexible approach to investment. In its operations, the Fund may utilize the following special techniques when such use appears appropriate: hedging, short-term trading, investment in foreign securities, and investment of up to 10% of the Fund's net assets in illiquid or restricted securities. Some investment techniques the Fund may use may be considered to be speculative investment methods that may increase the risks of investing in the Fund and may also increase the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund.


     Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion of the risks of investing in the Fund.


     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 25, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                    (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          A B O U T   T H E   F U N D

3         Expenses
5         A Brief Overview of the Fund
7         Financial Highlights
10        Investment Objective and Policies
10        Investment Risks
12        Investment Techniques and Strategies
16        How the Fund is Managed
17        Performance of the Fund

          A B O U T   Y O U R   A C C O U N T

21        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares

35        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans

37        How to Sell Shares
          By Mail
          By Telephone

39        How to Exchange Shares

40        Shareholder Account Rules and Policies

42        Dividends, Capital Gains and Taxes

A-1       Appendix A:  Special Sales Charge Arrangements

A B O U T   T H E   F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 1996.


       Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your
Account: starting on page 21 for an explanation of how and when these charges apply.


                         Class A   Class B         Class C
                         Shares    Shares          Shares

Maximum Sales Charge     5.75%     None            None
on Purchases (as a % of
offering price)

Maximum Deferred Sales Charge      None(1)         5% in the first
1% if shares(as a % of the lower of            year, declining are redeemed
the original offering              to 1% in the    within 12 months
price or redemption                sixth year and  of purchase(2)
proceeds)                          eliminated
                                   thereafter(2)

Maximum Sales Charge on  None      None            None
on Reinvested Dividends

Exchange Fee             None      None            None

Redemption Fee           None(3)   None(3)         None(3)



(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 26) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below, for more information on the contingent deferred sales charge.
(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by ACH transfers through Account Link. See "How to Sell Shares."


       Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal and other expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                         Class A   Class B   Class C
                         Shares    Shares    Shares

Management Fees          0.74%     0.74%     0.74%

12b-1 Plan Fees          0.13%     1.00%     1.00%

Other Expenses           0.39%     0.39%     0.41%

Total Fund Operating
    Expenses             1.26%     2.13%     2.15%


     The numbers in the chart above for Class A and Class C shares are based upon the Fund's expenses in its last fiscal year ended June 30, 1996. Class B shares were not publicly offered prior to November 1, 1995. Therefore, Annual Fund Operating Expenses shown for Class B shares are based on the period from November 1, 1995 until June 30, 1996. All amounts are shown as a percentage of the average net assets of each class of the Fund's shares for the year ended June 30, 1996, and have been annualized for Class C shares. The "12b-1 Plan Fees" for Class A shares are the service plan fees (the maximum fee is 0.25% of average annual net assets of that Class). Currently, the Board of Trustees has set the maximum fee at 0.15% for assets representing Class A shares sold before April 1, 1991, and 0.25% for assets representing Class A shares sold on or after that date. For Class B and Class C shares, the 12b-1 Plan fees are the service fees (the maximum service fee is 0.25% of average annual net assets of that Class) and the asset-based sales charge of 0.75%.


       Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year    3 years   5 years   10 years*

Class A Shares      $70       $95       $123      $201
Class B Shares      $72       $97       $134      $204
Class C Shares      $32       $67       $115      $248


If you did not redeem your investment, it would incur the following expenses:

                    1 year    3 years   5 years   10 years*

Class A Shares      $70       $95       $123      $201
Class B Shares      $22       $67       $114      $204
Class C Shares      $22       $67       $115      $248


*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after six years. Because of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares of the Fund, long-term Class B and Class C shareholders could bear expenses that would be the economic equivalent of more than the maximum front-end sales charge permitted under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class
A Shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.


     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       What Is The Fund's Investment Objective? The Fund's primary investment objective is to seek capital appreciation. Its second objective is to achieve income consistent with growth in capital.


        What Does the Fund Invest In? The Fund primarily invests in common stocks (these are called "equity securities") that offer growth possibilities while retaining a flexible approach to investment. The Fund may also write covered calls and use certain derivative investments and hedging instruments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.


       Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc., which (including a subsidiary) manages investment company portfolios having over $55 billion in assets as of September 30, 1996. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund has a portfolio manager, Richard Rubinstein, who is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.


       How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investors. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general stock and bond market movements. The change in value of particular stocks or bonds may result from an event affecting the issuer, or changes in interest rates that can affect stock and bond prices. The Fund's investments in foreign securities are subject to additional risks associated with investing abroad, such as the affect of currency rate changes on stock values. These changes affect the value of the Fund's investments and its share prices for each class of its shares. In the Oppenheimer funds spectrum, the Fund is generally more aggressive than the other growth and income funds but less aggressive than the aggressive growth funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 10 for a more complete discussion of the Fund's investment risks.


       How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 21 for more details.

       Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class of shares has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How To Buy Shares" starting on page 21 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.


       How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page
36. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page 38.

       How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total returns, which measure historical performance.
Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on pages __ and __. Please remember that past performance does not guarantee future results.

Financial Highlights

     The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1996, is included in the Statement of Additional Information. Class B shares were only offered during a portion of the fiscal year ended June 30, 1996, commencing on November 1, 1995.

                                                               --------------------------------------------------------------------
                                                               Financial Highlights

                                                               Class A
                                                               --------------------------------------------------------------------

                                                               Year Ended June 30,
                                                                   1996            1995               1994            1993
------------------------------------------------------------------------------------------------------------------
-----------------
Per Share Operating Data:
Net asset value, beginning of period                           $11.34              $10.55             $10.41
$9.72
------------------------------------------------------------------------------------------------------------------
-----------------
Income (loss) from investment operations:
Net investment income                                             .20                 .31                .07            .11
Net realized and unrealized gain (loss)                          1.69                1.58                .55           1.15
------------------------------------------------------------------------------------------------------------------
-----------------
Total income (loss) from investment
operations                                                       1.89                1.89                .62           1.26
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders:
Dividends from net investment income                             (.13)               (.02)              (.03)
(.10)
Distributions from net realized gain                             (.96)              (1.08)              (.45)          (.47)
------------------------------------------------------------------------------------------------------------------
-----------------
Total dividends and distributions
to shareholders                                                 (1.09)              (1.10)              (.48)          (.57)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period                                 $12.14              $11.34             $10.55
$10.41

====================================================================

------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(3)                            17.56%              19.60%              5.84%
  13.33%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                     $273,194            $270,381           $237,281
    $216,180
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in thousands)                            $270,211            $254,011           $229,976
 $212,660
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
Net investment income                                           1.59%               1.10%              0.69%
1.05%
Expenses                                                        1.26%               1.29%              1.16%          1.10%
------------------------------------------------------------------------------------------------------------------
-----------------
Portfolio turnover rate(5)                                      29.7%               34.1%              41.6%
35.6%
Average brokerage commission rate(6)                          $0.0324                 --                  --
--




                                                               --------------------------------------------------------------------



                                                               --------------------------------------------------------------------


                                                                  1992               1991                1990               1989
------------------------------------------------------------------------------------------------------------------
-----------------
Per Share Operating Data:
Net asset value, beginning of period                             $9.31              $9.06               $9.17
  $8.36
------------------------------------------------------------------------------------------------------------------
-----------------
Income (loss) from investment operations:

Net investment income                                              .16                .26                 .32                .21

Net realized and unrealized gain (loss)                            .84                .69                 .23
 .82
------------------------------------------------------------------------------------------------------------------
-----------------
Total income (loss) from investment

operations                                                        1.00                .95                 .55               1.03
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders:

Dividends from net investment income                              (.32)              (.22)               (.25)
    (.17)
Distributions from net realized gain                              (.27)              (.48)               (.41)
(.05)
------------------------------------------------------------------------------------------------------------------
-----------------
Total dividends and distributions
to shareholders                                                   (.59)              (.70)               (.66)              (.22)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period                                   $9.72              $9.31               $9.06
$9.17

=====================================================================
=======

------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(3)                             11.22%             11.65%               6.04%
       12.60%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                      $209,495           $202,509            $196,076
         $208,166
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in thousands)                             $221,369           $189,994            $206,259
      $201,556
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
Net investment income                                            1.71%              2.91%               3.36%
 2.49%
Expenses                                                         1.09%              1.07%               1.04%              1.07%

------------------------------------------------------------------------------------------------------------------
-----------------
Portfolio turnover rate(5)                                       58.2%             105.8%               79.5%
 96.6%
Average brokerage commission rate(6)                                --                 --                  --
 --




----------------------------------------------------------------------------------


                                                                                            Class B              Class C
                                                 ----------------------------------------   ------------------   ------------
                                                                                            Period Ended
                                                                                            June 30,             Year Ended June 30,
                                                            1988             1987           1996(2)              1996
------------------------------------------------------------------------------------------------------------------
-----------------

Per Share Operating Data:
Net asset value, beginning of period                     $12.16             $12.48           $11.85
$11.19
------------------------------------------------------------------------------------------------------------------
-----------------
Income (loss) from investment operations:
Net investment income                                       .13                .06              .14                 .07
Net realized and unrealized gain (loss)                   (1.40)               .79             1.17                1.69

------------------------------------------------------------------------------------------------------------------
-----------------
Total income (loss) from investment
operations                                                (1.27)               .85             1.31                1.76
------------------------------------------------------------------------------------------------------------------
-----------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.17)              (.02)            (.13)               (.07)
Distributions from net realized gain                      (2.36)             (1.15)            (.96)               (.96)
------------------------------------------------------------------------------------------------------------------
-----------------
Total dividends and distributions
to shareholders                                           (2.53)             (1.17)           (1.09)              (1.03)
------------------------------------------------------------------------------------------------------------------
-----------------
Net asset value, end of period                            $8.36             $12.16           $12.07              $11.92


=====================================================================
============

------------------------------------------------------------------------------------------------------------------
-----------------
Total Return, at Net Asset Value(3)                    (12.30)%              8.44%           11.86%
16.51%
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)               $213,301           $273,756           $1,655
$4,086
------------------------------------------------------------------------------------------------------------------
-----------------
Average net assets (in thousands)                      $224,367           $261,686             $649
$3,491
------------------------------------------------------------------------------------------------------------------
-----------------
Ratios to average net assets:
Net investment income                                     1.51%              0.52%            0.74%(4)            0.75%

Expenses                                                  1.04%              0.99%            2.13%(4)            2.15%

------------------------------------------------------------------------------------------------------------------
-----------------
Portfolio turnover rate(5)                               118.8%              59.1%            29.7%               29.7%
Average brokerage commission rate(6)                        --                 --           $0.0324             $0.0324



                                                               ----------------------------------------



                                                               ----------------------------------------


                                                                        1995            1994(1)
-------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                                   $10.49            $11.08
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .03               .02
Net realized and unrealized gain (loss)                                  1.75              (.14)
-------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                                               1.78              (.12)
-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                       --              (.02)
Distributions from net realized gain                                    (1.08)             (.45)
-------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                                         (1.08)             (.47)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.19            $10.49
                                                               ========================================

-------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                                    18.57%           (1.24)%
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                               $2,154              $294
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $1,100              $108
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                   0.48%             0.05%(4)
Expenses                                                                2.20%             2.44%(4)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                              34.1%             41.6%
Average brokerage commission rate(6)                                       --                --



1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.
2. For the period from November 1, 1995 (inception of offering) to June 30, 1996.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of
offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
4.  Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of
portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year
or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the
period ended June 30, 1996 were $74,869,135 and $104,723,299, respectively.
6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total
number of related shares purchased and sold.

Oppenheimer Fund

Investment Objective and Policies

Objective. The Fund's primary objective is to seek capital appreciation. Its secondary objective is to achieve income consistent with growth in capital.

Investment Policies and Strategies. In seeking its primary investment objective of capital appreciation, the Fund invests principally in common stocks that the Manager believes offer growth possibilities. However, the Manager follows a flexible approach to investment at all times. Investments may also include preferred stocks, convertible securities, and rights or warrants. To achieve its secondary objective of income consistent with capital growth, the Fund invests in dividend-paying common stocks and may also invest in corporate debt securities and obligations of U.S. and foreign governments (see "Foreign Securities," below). The Fund may try to hedge against losses in the value of its portfolio securities by using hedging techniques described below.

       Can the Fund's Investment Objective and Policies Change? The Fund has a primary and secondary investment objective, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and practices are not "fundamental" unless this Prospectus or Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are a fundamental policy.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

     Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective.
When you redeem your shares, they may be worth more or less than what you paid for them.

       Stock Investment Risks. Because the Fund may invest a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted. The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.

       Foreign Securities Have Special Risks. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

        Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.
If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because the market for the future or option was illiquid.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks are described in greater detail in the Statement of Additional Information.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The
Statement of Additional Information contains more detailed information about these practices, including limitations on their use that may help reduce some of the risks.

       Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur. Although the Fund may invest in companies for the purpose of influencing their managerial policy, the Fund has not made any such investment, and has no present intention of doing so.

       Concentration of Investments. The Fund reserves the right to concentrate up to 50% of its assets in any one industry and may do so when the Manager deems it appropriate to seek to achieve the Fund's investment objectives. Such concentration would possibly occur only when trends in the market as a whole were considered unfavorable but at the same time a particular industry was believed to afford better-than-average prospects. Except in that case, it is not the intention of the Fund to concentrate more than 25% of the value of its total assets in any one industry.

       Temporary Defensive Investments. When stock market prices are falling or in other unusual economic or business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include debt securities, such as rated or unrated bonds and debentures, preferred stocks, cash or cash equivalents, such as U.S. Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc.

       Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped countries generally involve more risk and may be considered highly speculative. Although the Fund may from time to time emphasize investments in U.S. issuers, there is no limit on the amount of the Fund's assets that may be invested in foreign securities.

       Warrants and Rights. Warrants are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants and rights. That 5% does not apply to warrants and rights the Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants and rights that are not listed on the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Additional Statement.

       Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds. The Manager generally analyzes these investments from the perspective of the growth potential of the underlying stock and treats them as "equity substitutes."

       Preferred Stock. The Fund may invest in preferred stock. Generally, preferred stock is an equity security that has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the issuing company be liquidated or enter bankruptcy proceedings. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain preferred stock may be convertible into or exchangeable for a given number of common shares. Such preferred stock tends to be more volatile than nonconvertible preferred stock, which behaves more like a fixed-income security.

       Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, even after including the operations of any predecessors.
Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

       Illiquid and Restricted Securities. Under the policies established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends to invest no more than 10% of its net assets in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

       Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Board of Trustees. The Fund must receive collateral for a loan. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund presently does not intend to make loans of portfolio securities that will exceed 5% of the value of the Fund's total assets in the coming year.

       Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for liquidity purposes. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

       Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based indices and foreign currencies. These are all referred to as "hedging instruments." While the Fund currently does not engage extensively in hedging, the Fund may use these instruments for hedging purposes and, in the case of covered calls, non-hedging purposes as described below.

     The Fund may write covered call options and buy and sell options, futures and forward contracts for a number of purposes.
It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the equity securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures, tend to increase the Fund's exposure to the securities market.

     Forward contracts may be used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options may be used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes.

       Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as Financial Futures), (2) interest rates (these are referred to as Interest Rate Futures) or (3) foreign currencies (these are referred to as Forward Contracts).



       Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put option may not be purchased if the value of all the Fund's put and call options would exceed 5% of the Fund's total assets.

     The Fund may buy calls on securities, broadly-based securities indices, foreign currencies, Interest Rate Futures or Financial Futures. The Fund may buy calls to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options. When the Fund writes a call, it receives cash (called a premium). Each call the Fund writes must be "covered" while the call is outstanding. That means the Fund owns the investment on which the call was written . The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 25% of the Fund's total assets may be subject to calls.

     The Fund may buy and sell put options. The Fund can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures (whether or not the Fund holds the particular Future in its portfolio). Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

     The Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options.

       Forward Contracts. Forward contracts are foreign currency exchange contracts. The are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

       Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security. Examples of derivative investments in which the Fund may invest include index-linked notes (principal or interest payments on the note depend on performance of a market index) or equity-linked debt securities (at maturity, principal is payable in an amount based on the issuer's common stock price at maturity). In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

       The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities.

       The Fund cannot deviate from the restrictions listed under "Concentration of Investments."

     All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security. The Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund was organized in 1958 as a New York corporation but was reorganized in 1985 as a Massachusetts business trust. The Fund is an open-end management investment company.

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       Portfolio Manager. The Portfolio Manager of the Fund is Richard H. Rubinstein. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since June, 1990. During the past five years, Mr. Rubinstein has been a Senior Vice President of the Manager and a Vice President of the Fund, and has also served as an officer of other Oppenheimer funds.

       Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million. The Fund's management fee for its last fiscal year was 0.74% of average annual net assets for Class A shares and for Class C shares, and 0.74% of the average annual net assets (annualized) for Class B shares. This rate may be higher than the rate paid by some other mutual funds.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the term "total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The Fund's performance data may be useful to help you see how well your investment has done over time and to compare it to market indices.

     It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B and Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted at "net asset value," without considering the effect of either the front-end or the appropriate contingent deferred sales charge, as applicable, and those returns would be less if the sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its past fiscal year ended June 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       Management's Discussion of Performance. During the Fund's fiscal year ended June 30, 1996, its performance was affected principally by its continued emphasis on growth stocks and by the overall strong performance of the U.S. stock market during most of the fiscal year, although there was significant market volatility near the end of its fiscal year. The Fund's performance benefited from the Fund's domestic stock holdings, including positions in technology and healthcare stocks that appreciated as the stock market rose. Consistent with the portfolio manager's contrarian investment strategy, the Fund bought retail stocks believed to be undervalued. As interest rates increased toward the end of the fiscal year and corporate earnings growth slowed among U.S. companies the Manager decreased the number of securities in its portfolio, added to its position in energy stocks , and increased its position in stocks of foreign companies believed to have advantages over U.S. competitors or which were selling at prices the Manager believed to be less than their value.

       Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held at June 30, 1996. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from the inception of the class on November 1, 1995 and December 1, 1993, respectively. The Fund's performance reflects the deduction of the 5.75% current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of expenses or taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.


                       Comparison of Change in Value
                  of $10,000 Hypothetical Investment in:
                         Oppenheimer Fund and the
                               S&P 500 Index

                                  [Graph]

       Average Annual Total Return of Class A Shares of the Fund at
6/30/96(1)

          1-Year    5-Year    10-Year

          10.80%    12.07%    8.41%

         Cumulative Total Return of Class B Shares of the Fund at
6/30/96(2)

                    Life

                    6.86%

       Average Annual Total Return of Class C Shares of the Fund at
6/30/96(3)

               1-Year    Life(2)

               15.51%    12.79%

----------------------------

Total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions.
(1)The inception date of the fund (Class A shares) was 4/30/59. Class A returns are shown net of the applicable 5.75% maximum initial sales charge.
(2)Class B shares of the Fund were first publicly offered on 11/1/95. The cumulative total return and the ending account value in the graph are shown net of the applicable 5% contingent deferred sales charge for the period.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


A B O U T   Y O U R   A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 26). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

       Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

       Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as discussed in "Buying Class C
Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class considering the effect of the asset-based sales charge on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in your investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

       How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

       Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C (as well as Class B) shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

     And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

       Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore, you should analyze your options carefully.

       Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class
B and Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of contingent deferred sales charge) in non-retirement accounts for Class B and Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class
of shares to buy.   For example, share certificates are not
available for Class B or Class C shares and if you are considering using your shares as collateral, that may be a factor. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B and Class C shares are subject, as described below and in the Statement of Additional Information.

       How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       Under pension and profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

       Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       Asset Builder Plans. You may purchase shares of the Fund
(and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the
Application and in the Statement of Additional Information.

       At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., but may be earlier on some days (all references to time in this Prospectus mean "New York Time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements For Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                   Front-End
                    Front-End      Sales Charge as
                    Sales Charge as              a Percentage of Commission as
                    a Percentage of              Amount     Percentage of
Amount of Purchase  Offering Price Invested      Offering Price

Less than $25,000   5.75%          6.10%         4.75%

$25,000 or more but
less than $50,000   5.50%          5.82%         4.75%

$50,000 or more but
less than $100,000  4.75%          4.99%         4.00%

$100,000 or more but
less than $250,000  3.75%          3.90%         3.00%

$250,000 or more but
less than $500,000  2.50%          2.56%         2.00%

$500,000 or more but
less than $1 million               2.00%         2.04% 1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

       Purchases aggregating $1 million or more.

       Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

       Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end
sales charge and dealer commission.   No sales commission will be
paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Until January 1, 1997. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

       the Manager or its affiliates;
       present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
       registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
       employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
       dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, or adviser for the purchase or sale of shares of the Fund);
       (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).
       directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
       accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
       any unit investment trust that has entered into an appropriate agreement with the Distributor;
       a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class A shares of that Fund due to the termination of the Class B and TRAC-2000 program on November 24, 1995; or
       qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence be December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
       shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
       shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
       shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
       shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

       to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
       involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
       if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
       for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or
       for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA.

       Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Fund's Board of Trustees has set the annual rate for assets representing Class A shares of the Fund sold on or after April 1, 1991 at 0.25%, and has set the annual rate for assets representing Class A shares sold before April 1, 1991 at 0.15% (the Board has authority to increase that rate to no more than 0.25%). The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                              Contingent Deferred Sales Charge
Years Since Beginning of Month In  on Redemptions in that Year
Which Purchase Order Was Accepted  (As % of Amount Subject to Charge)

0 - 1                              5.0%
1 - 2                              4.0%
2 - 3                              3.0%
3 - 4                              3.0%
4 - 5                              2.0%
5 - 6                              1.0%
6 and following                    None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Distribution and Service Plans for Class B and Class C Shares".

       Waiver of Class B Sales Charge. The Class B contingent deferred sales charge will be waived under the circumstances described below under "Waivers of Class B and Class C Sales
Charge."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and 3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares.
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.


     The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. If the Fund terminates either Plan, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charge will be waived for redemptions of shares in the following cases:

       distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
       redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
       returns of excess contributions to Retirement Plans; distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

       for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

     Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
       shares sold to the Manager or its affiliates;
       shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
       shares issued in plans of reorganization to which the Fund is a party; or
       shares redeemed in involuntary redemptions as described below.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

     AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       Exchanging Shares. With the OppenheimerFunds Exchange
Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge.
This privilege applies to Class A or Class B shares that you purchased subject to an initial sales charge and to Class A and Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

       Pension and Profit-Sharing Plans for self-employed persons and other employers

       401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       You wish to redeem more than $50,000 worth of shares and receive a check
       The redemption check is not payable to all shareholders listed on the account statement
       The redemption check is not sent to the address of record on your account statement
       Shares are being transferred to a Fund account with a different owner or name
       Shares are redeemed by someone other than the owners (such as an Executor)

       Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail. Write a "letter of instructions" that includes:

       Your name
       The Fund's name
       Your Fund account number (from your account statement)
       The dollar amount or number of shares to be redeemed
       Any special payment instructions
       Any share certificates for the shares you are selling
       The signatures of all registered owners exactly as the account is registered; and
       Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests  Send courier or Express Mail requests to:
by mail:
OppenheimerFunds Services               OppenheimerFunds Services
P.O. Box 5270, Denver, Colorado 80217   10200 E. Girard Avenue, Building D
                              Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

       To redeem shares through a service representative, call 1-
800-852-8457
       To redeem shares automatically on PhoneLink, call 1-800-533-
3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Please call your dealer for more information about this procedure. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

     Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       Shares of the fund selected for exchange must be available for sale in your state of residence
       The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       You must meet the minimum purchase requirements for the fund you purchase by exchange
       Before exchanging into a fund, you should obtain and read its prospectus

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are
considered to be Class A shares for this purpose.   In some cases,
sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

       Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

       Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. The list can change from time to time.

     There are certain exchange policies you should be aware of:

       Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

       Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

       If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

     The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing the Transfer Agent.

Shareholder Account Rules and Policies

       Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

       The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends June 30). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. The Fund's distributions from long-term capital gains are taxable to shareholders as long-term capital gains, no matter how long you held your shares. Dividends paid by the Fund from short-term capital gains and net investment income, including certain net realized foreign exchange gains, are taxable as ordinary income. These dividends and distributions are subject to Federal income tax and may be subject to state or local taxes.
Your distributions are taxable as described above, whether you reinvest them in additional shares or take them in cash. Corporate shareholders may be entitled to the corporate dividends received deduction for some portion of the Fund's distributions treated as ordinary income, subject to applicable limitations under the Internal Revenue Code. Every year the Fund will send you and the IRS a statement showing the aggregate amount and character of the dividends and other distributions you received for the previous year.

       "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

       Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                APPENDIX A

Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

     The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

       Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

       Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution , or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

  Front-End         Front-End   Commission
  Sales Charge      Sales Charge             as
  as a              as a        Percentage
Number of           Percentage  Percentage   of
Eligible Employees  of Offering of Amount    Offering
or Members          Price       Invested     Price

9 or fewer          2.50%       2.56%        2.00%

At least 10 but not
more than 49        2.00%       2.04%        1.60%

     For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 20 to 21 of this Prospectus.

     Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

       Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer Funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50% of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest Fund for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

       Waiver of Class A Sales Charges for Certain Shareholders.
Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

       Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

       Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       Investors who purchased Class A shares form a dealer that is not or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

       Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest for Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

       Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

       Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For
Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

                        APPENDIX TO PROSPECTUS OF
                             OPPENHEIMER FUND

     Graphic material included in Prospectus of Oppenheimer Fund:
"Comparison of Total Return of Oppenheimer Fund and the S&P 500
Index - Change in Value of a $10,000 Hypothetical Investment."

     A linear graph will be included in the Prospectus of Oppenheimer Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/86 through 6/30/96. In the case of the Fund's Class B shares, the graph will cover the period from the inception of the Class (November 1, 1995) through 6/30/96. In the case of the Fund's Class C shares, the graph will cover the period from inception of the class (December 1, 1993) through 6/30/96. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index.

     Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

Fiscal Year    Oppenheimer    S&P 500
Ended          Fund A         Index

06/30/86       $9,425         $10,000
06/30/87       $10,221        $13,150
06/30/88       $8,965         $11,649
06/30/89       $10,093        $14,039
06/30/90       $10,702        $16,348
06/30/91       $11,949        $17,553
06/30/92       $13,290        $19,903
06/30/93       $15,062        $22,611
06/30/94       $15,941        $22,928
06/30/95       $19,066        $28,897
06/30/96       $22,414        $36,404


Fiscal Period  Oppenheimer    S&P 500
Ended          Fund B         Index

11/01/95       $10,000        $10,000
06/30/96       $10,687        $11,713


Fiscal Period  Oppenheimer    S&P 500
Ended          Fund C         Index

12/1/93        $10,000        $10,000
06/30/94       $9,877         $9,779
06/30/95       $11,711        $12,324
06/30/96       $13,644        $15,526

Oppenheimer Fund
Two World Trade Center
New York, NY 10048-0203
1-800-525-7048


Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203



Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203



Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR400.1096          Printed on recycled paper

Oppenheimer Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated October 25, 1996


     This Statement of Additional Information of Oppenheimer Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 25 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                       Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . 2
     Investment Policies and Strategies. . . . . . . . . . . 2
     Other Investment Techniques and Strategies. . . . . . . 3
     Other Investment Restrictions . . . . . . . . . . . . . 15
How the Fund is Managed. . . . . . . . . . . . . . . . . . . 16
     Organization and History. . . . . . . . . . . . . . . . 16
     Trustees and Officers of the Fund . . . . . . . . . . . 17
     The Manager and Its Affiliates. . . . . . . . . . . . . 22
Brokerage Policies of the Fund . . . . . . . . . . . . . . . 24
Performance of the Fund. . . . . . . . . . . . . . . . . . . 25
Distribution and Service Plans . . . . . . . . . . . . . . . 28
About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . 30
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . 37
How To Exchange Shares . . . . . . . . . . . . . . . . . . . 42
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . 44
Additional Information About the Fund. . . . . . . . . . . . 46
Financial Information About the Fund
Independent Auditors' Report . . . . . . . . . . . . . . . . 47
Financial Statements . . . . . . . . . . . . . . . . . . . . 48
Appendix A: Industry Classifications . . . . . . . . . . . . A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     In selecting securities for the Fund's portfolio, the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

     The portion of the Fund's assets allocated to securities and methods selected for capital appreciation will depend upon the judgment of the Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods will be emphasized (See "Temporary Defensive Investments," below).

       Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt and equity securities identified above. Foreign securities are subject however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.

     "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment. If the Fund's portfolio securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission.

       Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities because of the lesser speed and reliability of mail service between the U.S. and foreign countries than within the U.S.; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. From time to time, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules.

Other Investment Techniques and Strategies

       Temporary Defensive Investments. When the equity markets in general are declining, the Fund may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

       Warrants and Rights. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

       Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Repurchase transactions are not considered "loans" for the purpose of the Fund's limit on the percentage of its assets that can be loaned. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders', administrative or other fees the Fund pays in connection with the loan. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

       Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sale of fund shares, or pending settlement of purchases of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Fund's Board of Trustees from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

       Hedging with Options and Futures Contracts. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Stock Index Futures, (2) buy puts, or (3) write covered calls on securities or on Futures (as described in the Prospectus). When hedging to establish a position in the equities market as a temporary substitute for the purchase of individual equity securities, the Fund may: (1) buy Futures, or (2) buy calls on such Futures or on securities. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

       Futures. The Fund may buy and sell futures contracts related to financial indices, including stock indices (a "Financial Future"). A financial index assigns relative values to the securities included in the index and fluctuates with the changes in the market value of those securities. Financial indices cannot be purchased or sold directly. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a Financial Future.

     A Fund may buy and sell futures contracts on interest rates ("Interest Rate Futures"). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Financial Futures and Interest Rate Futures by their terms call for settlement by delivery of cash or securities, respectively, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       Writing Covered Calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment), regardless of market price changes during the call period. The Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

       Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       Purchasing Puts and Calls. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on securities indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, the transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

     The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put, or underlying investment in connection with the exercise of a put or call. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of such underlying investments.

     Premiums paid for options are small in relation to the market value of the underlying investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       Options on Indices and Futures. Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

     When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls. The put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

       Options on Foreign Currencies. The Fund may write and purchase calls and puts on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. The Fund does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency.
However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

     A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's custodian, liquid assets of any type, including equity and debt securities of any grade, in an amount not less than the exercise price of the option.

       Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase of sale of a security denominated in a foreign currency, or when the fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to lock-in the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ( transaction hedge ). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The Fund may also use Forward Contracts to lock in the value of portfolio positions ( position hedges ). In a position hedge, for example, when the Fund believes that a foreign currency in which the Fund has security holdings may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency for a fixed U.S. dollar amount. Additionally, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. dollar amount.

     The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This technique is referred to as cross hedging, and is done when the foreign currency sold through the forward contract is correlated with the foreign currency or currencies in which the underlying security positions are denominated. The foreign currency sold through the forward contract may be sold for a fixed U.S. dollar amount or for a fixed amount of another currency correlated with the U.S. dollar.

     The Fund may also cross hedge its portfolio positions by entering into a forward contract to buy or sell a foreign currency other than the currency in which its underlying securities are denominated for a fixed amount in U.S. dollars or a fixed amount in another currency which is correlated with the U.S. dollar. If the Fund does not own portfolio securities denominated in the currency on the long side of the cross hedge, the Fund will not be required to later purchase portfolio securities denominated in that currency. Instead, the Fund may unwind the cross hedge by reversing the original transaction, that is, by transacting in a forward contract that is opposite to the original cross hedge or it may extend the hedge by "rolling" the hedge forward.

     The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation among foreign currencies and between foreign currencies and the U.S. dollar. To the extent that these correlations are not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge. However, the Manager shall determine that any cross hedge is a bona fide hedge in that it is expected to reduce the volatility of the Fund s total return.

     The Fund s Custodian will identify liquid assets for a separate account having a value equal to the aggregate amount of the Fund s commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund s portfolio securities or other assets denominated in these currencies provided the excess amount is covered by liquid securities denominated in any currency, at lest equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Such contracts are not traded on an exchange. Therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert all of its holdings of foreign currency deposits into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

     When the Fund writes an over-the-counter("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

       Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's total assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (1) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (2) purchasing calls or puts which expire in less than three months; (3) effecting closing transactions with respect to calls or puts purchased less than three months previously; (4) exercising puts or calls held by the Fund for less than three months; or (5) writing calls on investments held for less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "Section 1256 contracts." Gains or losses relating to Section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain
Section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

     Under the Internal Revenue Code, generally gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       Risks of Hedging with Options and Futures. In addition to the risks associated with respect to hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect declines in the values of the fund's securities. The risk is that the prices of the Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the Hedging Instruments are based.

     If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

     The Fund's most significant investment restrictions are set forth in the Prospectus. The following are fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act, as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

       make short sales;

       invest in commodities or commodities contracts other than the Hedging Instruments permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or commodity contract;

       invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;

       purchase or sell securities on margin; however, the Fund may make margin deposits in connection with any of the Hedging
Instruments permitted by any of its other fundamental policies;

       mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the writing of covered call options or other collateral or margin arrangements in connection with any of the Hedging Instruments permitted by any of its other fundamental policies;

       borrow money in excess of 5% of its gross assets taken at current value, and then only as a temporary measure for extraordinary or emergency purposes;

       invest in or acquire shares of any other investment company or trust except in connection with a plan of merger, consolidation or reorganization; however, this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests;

       underwrite securities of other companies except insofar as it might be deemed to be an underwriter in the resale of any securities held in its own portfolio; or

       Invest more than 15% of the Fund's total assets in securities of an issuer which together with any predecessor has been in operation for less than three years of continuous operation or securities of issuers which are restricted as to disposition, including securities that may be resold pursuant to Rule 144A under the Securities Act of 1933.

       purchase or retain the securities of any issuer if those officers, trustees and directors of the Fund or the Manager who beneficially own individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

       Non-Fundamental Investment Restrictions. For purposes of the Fund's policy not to concentrate its assets as described under the second investment restriction in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, the Fund will not (1) invest in oil, gas or other mineral leases, or (2) invest in real estate limited partnership interests. In the event the Fund's shares cease to be qualified under such laws or if such undertaking(s) otherwise cease to be operative, the Fund would not be subject to such restrictions.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. The address for each, Trustee and officer, is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Otherwise, all of the Trustees are also trustees or directors of Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Enterprise Fund, Oppenheimer International Growth Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Target Fund, Oppenheimer Municipal Bond Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Discovery Fund, Oppenheimer U.S. Government Trust, Oppenheimer World Bond Fund and Oppenheimer Multi-Sector Income Trust (collectively, the "New York-based Oppenheimer funds"). As of October 2, 1996, all of the Fund's Trustees and officers as a group beneficially owned less than 1% of the Fund's outstanding shares of the Fund. That statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (one of the Trustees of the fund listed below, Ms. Macaskill, and one of the officers, Mr. Donohue, are trustees of that plan, other than the shares beneficially owned under the plan by the officers of the Fund listed above.

Leon Levy, Chairman of the Board of Trustees; Age 71
General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee*; Age 63
Vice Chairman of the Manager and formerly he held the following positions: Vice President and Counsel of Oppenheimer Acquisition Corp. ("OAC") the Manager's parent holding company, Executive Vice President and General Counsel and a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment adviser subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds.

Benjamin Lipstein, Trustee; Age 73
591 Breezy Hill Road, Hillsdale, New York 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex
Publishers, Inc. (Publishers of Psychology Today and Mother Earth
News) and Spy Magazine, L.P.

Bridget A. Macaskill, President and Trustee*; Age 48
President, Chief Executive Officer and a Director of the Manager; Chairman and a Director of SSI and SFSI; President and a director of OAC, HarbourView and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc; formerly an Executive Vice President of the Manager.

Elizabeth B. Moynihan, Trustee; Age 67
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University) and National Building Museum; a member of the Trustees Council, Preservation League of New York State; a member of the Indo-U.S. Sub-Commissions on Education and Culture.

Kenneth A. Randall, Trustee; Age 69
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power & oil & gas producer), Enron-Dominion Cogen Corp. (Cogeneration Company), and Kemper Corporation (insurance and financial services company); Fidelity Life Association (mutual life insurance company); formerly President and Chief Executive Officer of the Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee; Age 66
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College, a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc. (health care provider); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee; Age 64
200 Park Avenue, New York, New York 10166
Founder and Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a director of XYAN Inc. (printing), Professional Staff Limited and American Scientific Resources, Inc.; a trustee of Mystic Seaport Museum, International House, Greenwich Historical Society and Greenwich Hospital.

Sidney M. Robbins, Trustee; Age 84
50 Overlook Road, Ossining, New York 10562
Chase Manhattan Professor Emeritus of Financial Institutions,
Graduate School of Business, Columbia University; Visiting
Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor
Emeritus of Finance, Adelphi University.

Donald W. Spiro, Vice Chairman and Trustee*; Age 70
Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and OppenheimerFunds Distributor, Inc. (the
"Distributor").

Pauline Trigere, Trustee; Age 83
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

Clayton K. Yeutter, Trustee; Age 65
1325 Merrie Ridge Road, McLean, Virginia 22101
Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), FMC Corp. (chemicals and machinery), IMC Global, Inc. (chemicals and animal feed) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

[FN]
--------------------
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Richard H. Rubinstein, Vice President and Portfolio Manager; Age 48 Senior Vice President of the Manager; an officer of other
Oppenheimer funds, formerly Vice President and Portfolio
Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.

Andrew J. Donohue, Secretary; Age 46
Executive Vice President and General Counsel of the Manager and the Distributor; President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI, an Oppenheimer Partnership Holdings, Inc.; President and director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 60
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott T. Farrar, Assistant Treasurer; Age 31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

       Remuneration of Trustees. The officers of the Fund are affiliated with the Manager. They and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Ms. Macaskill and Mr. Spiro are also officers) receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund, during its fiscal year ended June 30, 1996, and from the New York-based Oppenheimer funds (including the Fund) for which they served as Trustee or Director. Compensation is paid for services in the positions below their names:

                                    Retirement    Total
                                    Benefits      Compensation
                       Aggregate    Accrued as    From All
                       Compensation Part of       New York-based
Name and Position      from Fund                  Fund Expenses  Oppenheimer
                                                                 funds1

Leon Levy              $8,409       6,536         $141,000
  Chairman and Trustee

Benjamin Lipstein      $5,141       3,996         $ 86,200
  Study Committee
  Chairman and Trustee

Elizabeth B. Moynihan  $5,141       3,996         $ 86,200
  Study Committee Member
   and Trustee

Kenneth A. Randall     $4,676       3,634         $ 78,400
  Audit Committee
  Chairman and Trustee

Russell S. Reynolds, Jr.            $3,107        $2,415         $ 52,100
  Proxy Committee Member2
  and Trustee

Edward V. Regan        $4,103       $3,189        $68,800
  Proxy Committee Chairman,2
  Audit Committee Member
  and Trustee

Sidney M. Robbins      $7,282       $5,660        $122,100
  Study Committee
  advisory member, Audit
  Committee Vice-Chairman
  and Trustee

Pauline Trigere, Trustee            $3,107        $2,415         $ 52,100

Clayton K. Yeutter     $3,107       $2,415        $ 52,100
  Proxy Committee Member2
  and Trustee


-----------------------

1For the 1995 calendar year (prior to the inception of the Proxy Committee) during which the New York-based Oppenheimer funds, listed in the first paragraph of this section, including Oppenheimer Mortgage Income Fund and Oppenheimer Time Fund (which ceased operation following the acquisition of their assets by certain other Oppenheimer funds) but excluding Oppenheimer International Growth Fund, which had not yet commenced operations. 2Committee position held during a portion of the period shown. The Study and Audit Committees meet for all of the New York-based Oppenheimer funds and the fees are allocated among the funds by the Board.

     The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the year ended June 30, 1996, a provision of $41,657 was made for the Fund's projected benefit obligations and payments of $2,831 were made to retired trustees, resulting in an accumulated liability of $102,810 at June 30, 1996.

Major Shareholders. As of October 2, 1996, the two entities that owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares were (i) Donaldson Lufkin & Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, N.J. 07303-0998, which owned 54,998.996 Class B shares (33.28%) and
(ii) Merrill Lynch Pierce Fenner & Smith Inc., Attn. Book Entry Dept., 4800 Deer Lake Drive EA3, Jacksonville, FL 32246-6484, which owned 37,984 Class C shares (10.79%).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Spiro and Galli) serve as Trustees of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

       The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the Investment Advisory Agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, certain insurance premiums, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the management fees paid by the Fund to the Manager were $1,715,675, $1,896,121, and $2,036,339 respectively.

     The Investment Advisory Agreement contains no expense limitation. However, independently of the Investment Advisory Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage fees, distribution plan payments, and extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund.
Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets, and 1.5% of average net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period for which expenses are limited.

     The Investment Advisory Agreement provides that so long as it has acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of securities, irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. However, the Investment Advisory Agreement does not protect the Manager against liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the advisory agreement. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment activities. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

       The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares was $537,507, $1,275,166 and $581,891 respectively, of which the
Distributor and an affiliated broker-dealer retained $140,880, $280,415 and $146,293 in those respective years. During the Fund's fiscal year ended June 30, 1996, the contingent deferred sales charge collected on the Fund's Class B shares totalled $46, all of which the Distributor retained. During fiscal year ended June 30, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totalled 51,972 of which $72 was paid to an affiliated broker/dealer. During the Fund's fiscal year ended June 30, 1996, the contingent deferred sales charge collected on Class C shares totalled $2,962, all of which the Distributor retained. During the fiscal year ended June 30, 1996, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totalled $21,470 of which $1,625 was paid to an affiliated broker/dealer. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

       The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers including "affiliated" brokers as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager.
Subject to the provisions of the Investment Advisory Agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. Where possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

     Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

     The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research for the commissions of these other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker of an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution and Service Plans described below), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

     During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $406,111, $349,512 and $366,506 respectively. During the fiscal year ended June 30, 1996, $144,110 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $50,048,961. The transactions giving rise to those commissions were allocated in accordance with the internal allocation procedures described above.


Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" "average annual total return at net asset value" and "total return at net asset value" of an investment in each class of shares of the Fund may be advertised. An explanation of how these total returns and total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

       Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )

       Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

          ERV - P
          ------- = Total Return
             P

     In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge of (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

     The "average annual total returns" on an investment in Class
A shares of the Fund (using the method described above) for the one, five and ten-year periods ended June 30, 1996, were 10.80%, 12.07% and 8.41%, respectively. The Fund's "cumulative total return" for Class A shares for the ten-year period ended June 30, 1996, was 124.15%. During a portion of the periods for which total returns are shown, the Fund's maximum sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The cumulative total return on Class B shares of the Fund for the period from November 1, 1995 through June 30, 1996 was 6.86%. The average annual total return on Class C shares for the year ended June 30, 1996 was 15.51% and the average annual total return for the period December 1, 1993 (the commencement of the offering of the shares) through June 30, 1996 was 12.79%. The cumulative total return on Class C shares for the period December 1, 1993 through June 30, 1996 was 36.44%.

       Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended June 30, 1996, was 137.82%. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1996 for Class A shares were 17.56%, 13.41% and 9.05%, respectively. The cumulative total return at net asset value for Class B shares for the period November 1, 1995 through June 30, 1996 was 11.86%. The cumulative total return at net asset value of the Fund's Class C shares for the period December 1, 1993 (commencement of the offering of shares) through June 30, 1996 was 36.44%. The average annual total returns at net asset value for the one year ended June 30, 1996 and the period December 1, 1993 through June 30, 1996 for the Fund's Class C shares were 16.51% and 12.79%, respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class
C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives.

Other Performance Comparisons. From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times. These articles may include quotations of performance from other sources, such as Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. and Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes of shares is ranked against (i) all other funds and (ii) all other gold-oriented funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     Morningstar is an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares in relation to other equity funds. Rankings are subject to change.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees," cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

     In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. None of the Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the Class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which payments were made and the identity of each Recipient that received any such payment. The reports for the Class B and Class C Plans shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. However, while the maximum fee rate under the Class a Plan is 0.25% of average annual net assets of the Fund, the Board of Trustees has set the maximum rate for assets representing Class A shares of the Fund acquired before April 1, 1991 at 0.15%, and for assets representing Class A shares acquired on or after April 1, 1991, at 0.25%.

     For the fiscal year ended June 30, 1996, payments under this Class A Plan totaled $350,307, all of which was paid by the Distributor to Recipients, including $5,013 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B Plan during the period from November 1, 1995 through June 30, 1996 totalled $4,128 all of which was retained by the Distributor. Payments made under Class C Plan during the fiscal year ended June 30, 1996 totalled $34,894 of which $21,763 was retained by the Distributor and $218 was paid to a dealer affiliated with the Distributor.


     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rule of Fair Practice of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from the contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the total number of Fund shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale price of the preceding trading day, or closing bid and asked prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market-type debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see
(ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker.

     In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include matrix comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on such shares on the day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange that day, which is normally three days after the ACH transfer is initiated. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

       The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California
     Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income &
     Growth  Fund
Oppenheimer International Growth Fund
Oppenheimer Enterprise Fund
Oppenheimer Bond Fund for Growth
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term
     Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income &
      Growth Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Growth & Income Fund
Rochester Fund Municipals*
Rochester Portfolio Series-Limited Term
      New York Municipal Fund*
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund

*Shares of the Fund are not presently exchangeable for shares of these funds.

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other OppenheimerFunds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and of other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other OppenheimerFunds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares of other Oppenheimer funds acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
(ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How to Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

       Selling Shares by Wire. The wire of redemption proceeds may be delayed if a Fund's Custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

       Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, or (ii) Class B shares subject to the Class B contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price will be the net asset value next computed after the receipt of an order placed by such dealer or broker, except that if the Distributor receives an order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).
Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans that would require the redemption of shares held less than 6 years or 12 months, respectively, because of the imposition of contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charge").

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans).

     For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge).

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

     The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days.
A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent the Fund derives a significant portion of its gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction. It is expected that only a portion of dividends paid by the Fund will qualify for the deduction.

     Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1st of the prior year through October 31 of that year or else must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Manager might determine that in a particular year that it might be in the best interests of shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of a Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

     If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

     If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and would not receive a tax deduction for payments made to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Oppenheimer Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Fund as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1996

                    Statement of Investments   June 30, 1996
                                                                                                     Face              Market Value
                                                                                                     Amount            See Note 1
=====================================================================
==============================================================
Foreign Government Obligations--1.1%
------------------------------------------------------------------------------------------------------------------
-----------------
                    Argentina (Republic of) Past Due Interest Bonds, Series L, 6.312%, 3/31/05
                    (Cost $2,264,894)(1)                                                             $  3,960,000      $
3,101,155

=====================================================================
==============================================================
Convertible Corporate Bonds and Notes--0.6%
------------------------------------------------------------------------------------------------------------------
-----------------
                    MEDIQ, Inc., 7.50% Exchangeable Sub. Debs., 7/15/03 (Cost $1,748,461)
1,850,000         1,572,500

                                                                                                         Shares
=====================================================================
==============================================================
Common Stocks--86.5%
------------------------------------------------------------------------------------------------------------------
-----------------
Basic Materials--6.3%
------------------------------------------------------------------------------------------------------------------
-----------------
Chemicals--3.2%
                    Agrium, Inc.                                                                           30,000           393,281

---------------------------------------------------------------------------------------------------------------
                    ARCO Chemical Co.                                                                      28,900
1,502,800

---------------------------------------------------------------------------------------------------------------
                    Bayer AG, Sponsored ADR                                                               170,000
6,003,058

---------------------------------------------------------------------------------------------------------------
                    Georgia Gulf Corp.                                                                     22,100           646,425

---------------------------------------------------------------------------------------------------------------
                    IMC Global, Inc.                                                                       12,400           466,550
                                                                                                                       ------------
                                                                                                                          9,012,114

------------------------------------------------------------------------------------------------------------------
-----------------
Gold--0.5%
                    Santa Fe Pacific Gold Corp.                                                            92,800
1,310,800
------------------------------------------------------------------------------------------------------------------
-----------------
Metals--1.3%
                    Brush Wellman, Inc.                                                                   151,400
2,876,600

---------------------------------------------------------------------------------------------------------------
                    J&L Specialty Steel, Inc.                                                              54,500           810,687
                                                                                                                       ------------
                                                                                                                          3,687,287

------------------------------------------------------------------------------------------------------------------
-----------------
Paper--1.3%
                    Aracruz Celulose SA, Sponsored ADR                                                    165,000
  1,567,500

---------------------------------------------------------------------------------------------------------------
                    MacMillan Bloedel Ltd.                                                                 90,323
1,197,146

---------------------------------------------------------------------------------------------------------------
                    MacMillan Bloedel Ltd.                                                                  4,900            64,925

---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.                                                                  64,800           891,000
                                                                                                                       ------------
                                                                                                                          3,720,571

=====================================================================
==============================================================
Consumer Cyclicals--12.4%
------------------------------------------------------------------------------------------------------------------
-----------------
Autos & Housing--1.3%
                    Chromcraft Revington, Inc.(2)                                                          18,500
432,437

---------------------------------------------------------------------------------------------------------------
                    Fiat SpA                                                                              350,000         1,172,412

---------------------------------------------------------------------------------------------------------------
                    General Motors Corp.(3)                                                                26,000
1,361,750

---------------------------------------------------------------------------------------------------------------
                    IRSA Inversiones y Representaciones, SA                                               214,506
    730,355
                                                                                                                       ------------
                                                                                                                          3,696,954

------------------------------------------------------------------------------------------------------------------
-----------------
Leisure & Entertainment--5.6%
                    AMR Corp.(2)                                                                           19,300         1,756,300

---------------------------------------------------------------------------------------------------------------
                    Carnival Corp., Cl. A                                                                  30,800           889,350

---------------------------------------------------------------------------------------------------------------
                    Circus Circus Enterprises, Inc.(2)(3)                                                  31,800
1,303,800

---------------------------------------------------------------------------------------------------------------
                    Cracker Barrel Old Country Store, Inc.                                                 90,800
2,201,900

---------------------------------------------------------------------------------------------------------------
                    Eastman Kodak Co.(3)                                                                   25,500
1,982,625

---------------------------------------------------------------------------------------------------------------
                    International Game Technology                                                          57,000
961,875

---------------------------------------------------------------------------------------------------------------
                    King World Productions, Inc.(2)(3)                                                     56,500
2,055,187

---------------------------------------------------------------------------------------------------------------
                    Mattel, Inc.(3)                                                                        76,093         2,178,162

---------------------------------------------------------------------------------------------------------------
                    Shimano, Inc.                                                                          82,000         1,465,334

---------------------------------------------------------------------------------------------------------------
                    U S West Media Group(2)                                                                45,700
834,025
                                                                                                                       ------------
                                                                                                                         15,628,558

                    6 Oppenheimer Fund

                                                                                                                       Market Value
                                                                                                         Shares         See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Media--2.6%
                    Bowne & Co., Inc.                                                                      34,000      $    701,250

---------------------------------------------------------------------------------------------------------------
                    Comcast Corp., Cl. A Special                                                          130,000
2,405,000

---------------------------------------------------------------------------------------------------------------
                    Dow Jones & Co., Inc.                                                                  25,200
1,052,100

---------------------------------------------------------------------------------------------------------------
                    South China Morning Post Holdings Ltd.                                              2,400,000
   1,643,303

---------------------------------------------------------------------------------------------------------------
                    Time Warner, Inc.                                                                      40,600         1,593,550
                                                                                                                       ------------
                                                                                                                          7,395,203

------------------------------------------------------------------------------------------------------------------
-----------------
Retail: General--1.8%
                    Cone Mills Corp.(2)                                                                   243,000         2,733,750

---------------------------------------------------------------------------------------------------------------
                    Price/Costco, Inc.(2)                                                                  73,100         1,580,787

---------------------------------------------------------------------------------------------------------------
                    Wal-Mart Stores, Inc.                                                                  32,900           834,837
                                                                                                                       ------------
                                                                                                                          5,149,374

------------------------------------------------------------------------------------------------------------------
-----------------
Retail: Specialty--1.1%
                    Gymboree Corp.(2)(3)                                                                   40,700
1,241,350

---------------------------------------------------------------------------------------------------------------
                    Toys 'R' Us, Inc.(2)                                                                   69,200         1,972,200
                                                                                                                       ------------
                                                                                                                          3,213,550

=====================================================================
==============================================================
Consumer Non-Cyclicals--17.1%
------------------------------------------------------------------------------------------------------------------
-----------------
Beverages--1.2%
                    Buenos Aires Embotelladora SA, Sponsored ADR                                           35,000
         463,750

---------------------------------------------------------------------------------------------------------------
                    Guinness PLC                                                                          182,000         1,323,466

---------------------------------------------------------------------------------------------------------------
                    Whitman Corp.(3)                                                                       63,100         1,522,287
                                                                                                                       ------------
                                                                                                                          3,309,503

------------------------------------------------------------------------------------------------------------------
-----------------
Food--2.2%
                    Chiquita Brands International, Inc.                                                    32,249
419,237

---------------------------------------------------------------------------------------------------------------
                    Groupe Danone                                                                           6,241           944,377

---------------------------------------------------------------------------------------------------------------
                    IBP, Inc.(3)                                                                           31,500           870,187

---------------------------------------------------------------------------------------------------------------
                    Nestle SA, Sponsored ADR                                                               40,000
2,283,400

---------------------------------------------------------------------------------------------------------------
                    Sara Lee Corp.(3)                                                                      52,700         1,706,163
                                                                                                                       ------------
                                                                                                                          6,223,364

------------------------------------------------------------------------------------------------------------------
-----------------
Healthcare/Drugs--7.3%
                    Abbott Laboratories                                                                    24,000         1,044,000

---------------------------------------------------------------------------------------------------------------
                    American Home Products Corp.                                                           24,000
1,443,000

---------------------------------------------------------------------------------------------------------------
                    Astra AB Free, Series A                                                                37,250
1,644,834

---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                               48,000
4,320,000

---------------------------------------------------------------------------------------------------------------
                    Ciba-Geigy AG                                                                           2,825         3,441,981

---------------------------------------------------------------------------------------------------------------
                    Foundation Health Corp.(2)                                                             23,000
825,125

---------------------------------------------------------------------------------------------------------------
                    Genzyme Corp.(2)(3)                                                                    31,500
1,582,875

---------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                      38,600         1,910,700

---------------------------------------------------------------------------------------------------------------
                    Mylan Laboratories, Inc.                                                               50,000           862,500

---------------------------------------------------------------------------------------------------------------
                    NBTY, Inc.(2)                                                                         204,400         2,056,775

---------------------------------------------------------------------------------------------------------------
                    SmithKline Beecham PLC, ADR                                                            22,500
1,223,438
                                                                                                                       ------------
                                                                                                                         20,355,228

------------------------------------------------------------------------------------------------------------------
-----------------
Healthcare/Supplies &
Services--3.2%
                    Biomet, Inc.(2)                                                                        45,000           646,875

---------------------------------------------------------------------------------------------------------------
                    Cardinal Health, Inc.(3)                                                                4,472           322,543

---------------------------------------------------------------------------------------------------------------
                    Manor Care, Inc.(3)                                                                    30,770         1,211,569

---------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                        20,000         1,120,000

                    7 Oppenheimer Fund


                    Statement of Investments   (Continued)
                                                                                                                       Market Value
                                                                                                     Shares            See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Healthcare/Supplies &
Services (continued)
                    Nellcor Puritan Bennett, Inc.(2)                                                       10,800      $
523,800

---------------------------------------------------------------------------------------------------------------
                    Sofamor Danek Group, Inc.(2)(3)                                                        22,000
610,500

---------------------------------------------------------------------------------------------------------------
                    U.S. Healthcare, Inc.(3)                                                               63,500         3,492,500

---------------------------------------------------------------------------------------------------------------
                    WellPoint Health Networks, Inc.(2)(3)                                                  34,417
1,075,531
                                                                                                                       ------------
                                                                                                                          9,003,318

------------------------------------------------------------------------------------------------------------------
-----------------
Household Goods--1.2%
                    Kimberly-Clark Corp.                                                                   13,100
1,011,975

---------------------------------------------------------------------------------------------------------------
                    Procter & Gamble Co.(3)                                                                14,000
1,268,750

---------------------------------------------------------------------------------------------------------------
                    Wella AG                                                                                1,750         1,003,686
                                                                                                                       ------------
                                                                                                                          3,284,411

------------------------------------------------------------------------------------------------------------------
-----------------
Tobacco--2.0%
                    Philip Morris Cos., Inc.                                                               54,300         5,647,200

=====================================================================
==============================================================
Energy--4.9%
------------------------------------------------------------------------------------------------------------------
-----------------
Energy Services &
Producers--1.2%
                    Kerr-McGee Corp.(3)                                                                    13,000
791,375

---------------------------------------------------------------------------------------------------------------
                    Landmark Graphics Corp.(2)                                                             66,600
1,282,050

---------------------------------------------------------------------------------------------------------------
                    Western Atlas, Inc.(2)                                                                 20,000         1,165,000
                                                                                                                       ------------
                                                                                                                          3,238,425

------------------------------------------------------------------------------------------------------------------
-----------------
Oil-Integrated--3.7%
                    Atlantic Richfield Co.                                                                 13,900         1,647,150

---------------------------------------------------------------------------------------------------------------
                    Enterprise Oil PLC                                                                    118,000           843,403

---------------------------------------------------------------------------------------------------------------
                    Royal Dutch Petroleum Co.                                                               9,500
1,460,625

---------------------------------------------------------------------------------------------------------------
                    Saga Petroleum AS, Cl. B                                                               82,000
1,110,781

---------------------------------------------------------------------------------------------------------------
                    Total SA, Sponsored ADR(3)                                                             52,680
1,955,745

---------------------------------------------------------------------------------------------------------------
                    Unocal Corp.                                                                           88,000         2,970,000

---------------------------------------------------------------------------------------------------------------
                    Yukong Ltd., GDR(4)                                                                    39,500
258,081

---------------------------------------------------------------------------------------------------------------
                    Yukong Ltd., GDR                                                                        1,438            12,237

---------------------------------------------------------------------------------------------------------------
                    Yukong Ltd., GDR                                                                        3,294            28,032
                                                                                                                       ------------
                                                                                                                         10,286,054

------------------------------------------------------------------------------------------------------------------
-----------------
Financial--10.4%
------------------------------------------------------------------------------------------------------------------
-----------------
Banks--6.5%
                    Akbank T.A.S.                                                                       2,661,250           320,662

---------------------------------------------------------------------------------------------------------------
                    Banco Frances del Rio de la Plata SA                                                  109,900
1,058,737

---------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)(3)                                                         94,600
6,681,125

---------------------------------------------------------------------------------------------------------------
                    Citicorp(3)                                                                            16,000         1,322,000

---------------------------------------------------------------------------------------------------------------
                    Deutsche Bank, Sponsored ADR                                                           60,000
2,838,108

---------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                      72,200         5,965,525
                                                                                                                       ------------
                                                                                                                         18,186,157

------------------------------------------------------------------------------------------------------------------
-----------------
Diversified Financial--1.4%
                    American Express Co.                                                                   44,100
1,967,963

---------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                        9,700
 829,350

---------------------------------------------------------------------------------------------------------------
                    H & R Block, Inc.(3)                                                                   30,600           998,325
                                                                                                                       ------------
                                                                                                                          3,795,638


                    8 Oppenheimer Fund

                                                                                                                       Market Value
                                                                                                            Shares     See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Insurance--2.5%
                    ACE Ltd.                                                                               21,600      $  1,015,200

---------------------------------------------------------------------------------------------------------------
                    Aetna Life & Casualty Co.                                                               5,600
400,400

---------------------------------------------------------------------------------------------------------------
                    American International Group, Inc.                                                     13,700
1,351,163

---------------------------------------------------------------------------------------------------------------
                    American Re Corp.(3)                                                                   48,800
2,189,900

---------------------------------------------------------------------------------------------------------------
                    Skandia Forsakrings AB                                                                 40,000
1,057,950

---------------------------------------------------------------------------------------------------------------
                    UNUM Corp.                                                                             13,500           840,375
                                                                                                                       ------------
                                                                                                                          6,854,988

=====================================================================
==============================================================
Industrial--10.9%
------------------------------------------------------------------------------------------------------------------
-----------------
Electrical Equipment--1.2%
                    General Electric Co.(3)                                                                39,600         3,425,400
------------------------------------------------------------------------------------------------------------------
-----------------
Industrial Materials--2.0%
                    Insituform Technologies, Cl. A(2)                                                      72,000
558,000

---------------------------------------------------------------------------------------------------------------
                    Interpool, Inc.                                                                        42,500           775,625

---------------------------------------------------------------------------------------------------------------
                    Owens Corning                                                                          77,000         3,311,000

---------------------------------------------------------------------------------------------------------------
                    Wolverine Tube, Inc.(2)                                                                25,700           899,500
                                                                                                                       ------------
                                                                                                                          5,544,125

=====================================================================
==============================================================
Industrial Services--0.4%
                    Ecolab, Inc.(3)                                                                        35,400         1,168,200
------------------------------------------------------------------------------------------------------------------
-----------------
Manufacturing--3.7%
                    Citic Pacific Ltd.                                                                    214,000           865,344

---------------------------------------------------------------------------------------------------------------
                    Harnischfeger Industries, Inc.(3)                                                      21,800
724,850

---------------------------------------------------------------------------------------------------------------
                    Hutchison Whampoa Ltd.                                                                132,000
830,488

---------------------------------------------------------------------------------------------------------------
                    Mannesmann AG                                                                           6,000         2,065,514

---------------------------------------------------------------------------------------------------------------
                    Pacific Dunlop Ltd.                                                                   476,000         1,071,463

---------------------------------------------------------------------------------------------------------------
                    Tenneco, Inc.(3)                                                                       75,800         3,875,275

---------------------------------------------------------------------------------------------------------------
                    Westinghouse Air Brake Co.                                                             60,200
790,125
                                                                                                                       ------------
                                                                                                                         10,223,059

------------------------------------------------------------------------------------------------------------------
-----------------
Transportation--3.6%
                    Airborne Freight Corp.(3)                                                              44,000
1,144,000

---------------------------------------------------------------------------------------------------------------
                    Burlington Northern Santa Fe Corp.(3)                                                  57,400
4,642,225

---------------------------------------------------------------------------------------------------------------
                    Canadian National Railway Co.                                                          38,000
699,828

---------------------------------------------------------------------------------------------------------------
                    Consolidated Freightways, Inc.                                                         14,200
299,975

---------------------------------------------------------------------------------------------------------------
                    Stolt-Nielsen SA                                                                      116,000         2,102,500

---------------------------------------------------------------------------------------------------------------
                    Stolt-Nielsen SA, ADR                                                                  58,000
1,080,250
                                                                                                                       ------------
                                                                                                                          9,968,778

=====================================================================
==============================================================
Technology--21.1%
------------------------------------------------------------------------------------------------------------------
-----------------
Aerospace/Defense--0.6%
                    Rockwell International Corp.(3)                                                        27,300
1,562,925
------------------------------------------------------------------------------------------------------------------
-----------------
Computer Hardware--3.9%
                    Digital Equipment Corp.(2)                                                             21,000
945,000

---------------------------------------------------------------------------------------------------------------
                    EMC Corp.(2)                                                                           36,800           685,400

---------------------------------------------------------------------------------------------------------------
                    International Business Machines Corp.(3)                                               17,400
1,722,600

---------------------------------------------------------------------------------------------------------------
                    Moore Corp. Ltd.                                                                       37,400           705,925

---------------------------------------------------------------------------------------------------------------
                    Storage Technology Corp. (New)(2)(3)                                                   11,000
  420,750

---------------------------------------------------------------------------------------------------------------
                    Sun Microsystems, Inc.(2)(3)                                                            7,000
412,125

---------------------------------------------------------------------------------------------------------------
                    Xerox Corp.(3)                                                                        111,000         5,938,500
                                                                                                                       ------------
                                                                                                                         10,830,300


                    9 Oppenheimer Fund


                    Statement of Investments   (Continued)
                                                                                                                       Market Value
                                                                                                     Shares            See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Computer Software--6.8%
                    American Software, Inc.                                                                50,000      $
231,250

---------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.(3)                                             44,100
3,142,125

---------------------------------------------------------------------------------------------------------------
                    Davidson & Associates, Inc.(2)                                                         34,000
1,020,000

---------------------------------------------------------------------------------------------------------------
                    Electronic Arts, Inc.(2)                                                               48,600         1,300,050

---------------------------------------------------------------------------------------------------------------
                    Informix Corp.(2)(3)                                                                   52,800         1,188,000

---------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(2)                                                                      9,800         1,177,225

---------------------------------------------------------------------------------------------------------------
                    Nintendo Co. Ltd.                                                                      45,000         3,347,876

---------------------------------------------------------------------------------------------------------------
                    Novell, Inc.(2)                                                                       238,400         3,307,800

---------------------------------------------------------------------------------------------------------------
                    Structural Dynamics Research Corp.(2)                                                  67,100
1,476,200

---------------------------------------------------------------------------------------------------------------
                    Sybase, Inc.(2)                                                                        46,600         1,100,925

---------------------------------------------------------------------------------------------------------------
                    Symantec Corp.(2)                                                                     137,340         1,716,750
                                                                                                                       ------------
                                                                                                                         19,008,201

------------------------------------------------------------------------------------------------------------------
-----------------
Electronics--7.2%
                    Duracell International, Inc.                                                           18,500           797,813

---------------------------------------------------------------------------------------------------------------
                    General Motors Corp., Cl. H                                                            20,800
1,250,600

---------------------------------------------------------------------------------------------------------------
                    Hewlett-Packard Co.                                                                    34,000         3,387,250

---------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                           119,800         8,797,813

---------------------------------------------------------------------------------------------------------------
                    Kyocera Corp.                                                                          17,000         1,201,205

---------------------------------------------------------------------------------------------------------------
                    LSI Logic Corp.(2)(3)                                                                  32,000           832,000

---------------------------------------------------------------------------------------------------------------
                    Nokia Corp., Preference                                                                22,000           814,000

---------------------------------------------------------------------------------------------------------------
                    Proxima Corp.(2)                                                                       70,000           848,750

---------------------------------------------------------------------------------------------------------------
                    Samsung Electronics (First New)(2)                                                         79
6,282

---------------------------------------------------------------------------------------------------------------
                    Samsung Electronics Co.                                                                   265            22,247

---------------------------------------------------------------------------------------------------------------
                    Teradyne, Inc.(2)                                                                      55,000           948,750

---------------------------------------------------------------------------------------------------------------
                    VLSI Technology, Inc.(2)                                                               76,500
1,061,438
                                                                                                                       ------------
                                                                                                                         19,968,148

------------------------------------------------------------------------------------------------------------------
-----------------
Telecommunications-
Technology--2.6%
                    Airtouch Communications, Inc.(2)(3)                                                    45,500
1,285,375

---------------------------------------------------------------------------------------------------------------
                    Bay Networks, Inc.(2)(3)                                                               26,870
691,903

---------------------------------------------------------------------------------------------------------------
                    ECI Telecommunications Ltd.(3)                                                         57,500
1,336,875

---------------------------------------------------------------------------------------------------------------
                    Kinnevik Investments AB Free, Series B                                                 31,500
  954,190

---------------------------------------------------------------------------------------------------------------
                    MCI Communications Corp.                                                              100,000
2,562,500

---------------------------------------------------------------------------------------------------------------
                    NetCom Systems AB, B Shares(2)                                                         31,500
356,041
                                                                                                                       ------------
                                                                                                                          7,186,884

=====================================================================
==============================================================
Utilities--3.4%
------------------------------------------------------------------------------------------------------------------
-----------------
Electric Utilities--1.3%
                    Korea Electric Power Corp.                                                             20,000
814,622

---------------------------------------------------------------------------------------------------------------
                    Public Service Enterprise Group, Inc.                                                  30,000
821,250

---------------------------------------------------------------------------------------------------------------
                    Verbund Oest Electriz                                                                  25,200         1,923,113
                                                                                                                       ------------
                                                                                                                          3,558,985

------------------------------------------------------------------------------------------------------------------
-----------------
Gas Utilities--0.7%
                    Hong Kong & China Gas                                                                 591,648
943,976

---------------------------------------------------------------------------------------------------------------
                    Southwestern Energy Co.                                                                72,500
1,024,063
                                                                                                                       ------------
                                                                                                                          1,968,039


                    10 Oppenheimer Fund

                                                                                                                       Market Value
                                                                                                           Shares        See Note 1
------------------------------------------------------------------------------------------------------------------
-----------------
Telephone Utilities--1.4%
                    BCE, Inc.                                                                              34,000      $  1,343,000

---------------------------------------------------------------------------------------------------------------
                    Portugal Telecom SA(2)                                                                 15,900
415,321

---------------------------------------------------------------------------------------------------------------
                    U S West Communications Group                                                          65,500
2,087,813
                                                                                                                       ------------
                                                                                                                          3,846,134
                                                                                                                       ------------
                    Total Common Stocks (Cost $164,928,947)
241,257,875

------------------------------------------------------------------------------------------------------------------
-----------------
Preferred Stocks--1.5%

---------------------------------------------------------------------------------------------------------------
                    Alumax, Inc., $4.00 Cv., Series A                                                       6,333
825,665

---------------------------------------------------------------------------------------------------------------
                    Cyprus Amax Minerals Co., $4.00 Cv., Series A                                          20,666
     1,131,463

---------------------------------------------------------------------------------------------------------------
                    Delta Air Lines, Inc., $3.50 Cv. Depositary Shares, Series C                           36,300
       2,286,900
                                                                                                                       ------------
                    Total Preferred Stocks (Cost $3,245,783)
4,244,028

                                                                                                     Units
=====================================================================
==============================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------
-----------------
                    Hong Kong & China Gas Wts., Exp. 9/97 (Cost $19,691)                                   74,304
          19,439

                                                                                                     Face
                                                                                                     Amount
=====================================================================
==============================================================
Repurchase Agreement--10.8%

---------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Canadian Imperial Bank of Commerce,
                    5.45%, dated 6/28/96, to be repurchased at $30,213,716 on 7/1/96, collateralized by U.S. Treasury Bonds, 9.125%--11.25%, 2/15/15--5/11/18,
                    with a value of $10,675,333, and U.S. Treasury Nts., 5.25%--8.50%,
                    1/11/97--11/15/04, with a value of $20,174,956 (Cost $30,200,000)                $
30,200,000        30,200,000

---------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $202,407,776)                                                             100.5%
   280,394,997

---------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                        (0.5)
(1,460,799)
                                                                                                     ------------      ------------
Net Assets                                                                                                  100.0%     $278,934,198
                                                                                                     ============
============


                    1. Represents the current interest rate for a variable rate security.

                    2. Non-income producing security.


                    11 Oppenheimer Fund

                    Statement of Investments   (Continued)

------------------------------------------------------------------------------------------------------------------
-----------------

                    3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                        Shares             Expiration    Exercise     Premium          Market
Value
                                                        Subject To Call    Date          Price        Received         See Note
1
------------------------------------------------------------------------------------------------------------------
-----------------
Airborne Freight Corp.                                   15,000            8/96          $ 30         $   26,125       $
    3,746
------------------------------------------------------------------------------------------------------------------
-----------------
Airtouch Communications, Inc.                             9,000            7/96            34             12,771
         563
------------------------------------------------------------------------------------------------------------------
-----------------
American Re Corp.                                        10,800            7/96            45             19,925
14,175
------------------------------------------------------------------------------------------------------------------
-----------------
Bay Networks, Inc.                                       21,000            9/96            35             91,242
14,438
------------------------------------------------------------------------------------------------------------------
-----------------
Burlington Northern Santa Fe Corp.                       11,200            7/96            85             43,063
          7,000
------------------------------------------------------------------------------------------------------------------
-----------------
Cardinal Health, Inc.                                    11,000            7/96            18             17,544
129,250
------------------------------------------------------------------------------------------------------------------
-----------------
Chase Manhattan Corp. (New)                              18,500            9/96            70             73,443
        97,125
------------------------------------------------------------------------------------------------------------------
-----------------
Circus Circus Enterprises, Inc.                           6,200            9/96            33             19,188
   58,900
------------------------------------------------------------------------------------------------------------------
-----------------
Citicorp                                                  3,200            7/96            75             10,704             24,400
------------------------------------------------------------------------------------------------------------------
-----------------
Computer Associates International, Inc.                   8,800            7/96            50             35,551
          8,800
------------------------------------------------------------------------------------------------------------------
-----------------
Eastman Kodak Co.                                         5,000            7/96            75             20,474
18,750
------------------------------------------------------------------------------------------------------------------
-----------------
ECI Telecommunications Ltd.                              15,200            8/96            30             26,143
        3,800
------------------------------------------------------------------------------------------------------------------
-----------------
Ecolab, Inc.                                              5,000            7/96            35              5,850              1,563
------------------------------------------------------------------------------------------------------------------
-----------------
General Electric Co.                                      8,000            9/96            80             24,759
64,000
------------------------------------------------------------------------------------------------------------------
-----------------
General Motors Corp.                                      4,000            9/96            65             15,379
 7,500
------------------------------------------------------------------------------------------------------------------
-----------------
Genzyme Corp.                                             5,400            7/96            80             27,679
 338
------------------------------------------------------------------------------------------------------------------
-----------------
Gymboree Corp.                                            9,000            7/96            20             13,230
97,875
------------------------------------------------------------------------------------------------------------------
-----------------
H & R Block, Inc.                                        12,000            7/96            40             24,635
  750
------------------------------------------------------------------------------------------------------------------
-----------------
Harnischfeger Industries, Inc.                           14,600            8/96            35             67,335
   12,775
------------------------------------------------------------------------------------------------------------------
-----------------
Harnischfeger Industries, Inc.                            7,200            8/96            40              7,884
  1,800
------------------------------------------------------------------------------------------------------------------
-----------------
IBP, Inc.                                                31,500            11/96           25             69,928
110,250
------------------------------------------------------------------------------------------------------------------
-----------------
Informix Corp.                                           29,000            8/96            35            129,626
3,625
------------------------------------------------------------------------------------------------------------------
-----------------
International Business Machines Corp.                     2,800            7/96           120             13,216
             350
------------------------------------------------------------------------------------------------------------------
-----------------
Kerr-McGee Corp.                                          2,600            7/96            70              2,684
  650
------------------------------------------------------------------------------------------------------------------
-----------------
King World Productions, Inc.                             16,000            8/96            45             27,519
      4,000
------------------------------------------------------------------------------------------------------------------
-----------------
LSI Logic Corp.                                           8,000            7/96            35             25,759
1,000
------------------------------------------------------------------------------------------------------------------
-----------------
LSI Logic Corp.                                           8,000            7/96            45             20,259
500
------------------------------------------------------------------------------------------------------------------
-----------------
Manor Care, Inc.                                          6,000            7/96            45              5,820
750
------------------------------------------------------------------------------------------------------------------
-----------------
Mattel, Inc.                                             15,000            7/96            28             20,414             23,438
------------------------------------------------------------------------------------------------------------------
-----------------
Procter & Gamble Co.                                      2,800            7/96            95              5,341
 1,050
------------------------------------------------------------------------------------------------------------------
-----------------
Rockwell International Corp.                              5,400            7/96            65             14,013
       675
------------------------------------------------------------------------------------------------------------------
-----------------
Sara Lee Corp.                                           12,200            7/96            35             16,408
763
------------------------------------------------------------------------------------------------------------------
-----------------
Sofamor Danek Group, Inc.                                12,000            9/96            30             55,138
     33,750
------------------------------------------------------------------------------------------------------------------
-----------------
Storage Technology Corp. (New)                           11,000            9/96            23             50,545
        177,375
------------------------------------------------------------------------------------------------------------------
-----------------
Sun Microsystems, Inc.                                    7,000            7/96            48             56,331
 84,000
------------------------------------------------------------------------------------------------------------------
-----------------
Tenneco, Inc.                                            15,000            8/96            60             22,049
2,813
------------------------------------------------------------------------------------------------------------------
-----------------
Total SA, Sponsored ADR                                  11,000            8/96            40             10,670
       6,188
------------------------------------------------------------------------------------------------------------------
-----------------
U.S. Healthcare, Inc.                                    15,000            7/96            55             20,174
9,375
------------------------------------------------------------------------------------------------------------------
-----------------
Wellpoint Health Networks, Inc.                          10,200            7/96            30             10,383
        2,550
------------------------------------------------------------------------------------------------------------------
-----------------
Whitman Corp.                                            15,000            9/96            25             14,550
11,250
------------------------------------------------------------------------------------------------------------------
-----------------
Xerox Corp.                                              22,200            7/96            50             60,827
88,800
                                                                                                      ----------       ------------
                                                                                                      $1,234,581       $  1,130,700
                                                                                                      ==========
============



                    4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $258,081 or 0.09% of the Fund's net assets, at June 30, 1996.


                See accompanying Notes to Financial Statements.


                    12 Oppenheimer Fund

                    Statement of Assets and Liabilities   June 30, 1996

=====================================================================
==============================================================
Assets              Investments, at value (including repurchase agreement of $30,200,000)
                    (cost $202,407,776)--see accompanying statement
$280,394,997

---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                    101,788

---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and dividends                                                                                  595,026
                    Shares of beneficial interest sold                                                                      108,283

---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    66,034
                                                                                                                       ------------
                    Total assets                                                                                        281,266,128

=====================================================================
==============================================================
Liabilities         Options written, at value (premiums received $1,234,581)--
                    see accompanying statement--Note 5
1,130,700

---------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Shares of beneficial interest redeemed
426,981
                    Investments purchased                                                                                   350,990
                    Trustees' fees                                                                                          118,521
                    Distribution and service plan fees                                                                       91,662
                    Transfer and shareholder servicing agent fees
66,305
                    Shareholder reports                                                                                      60,356
                    Other                                                                                                    86,415
                                                                                                                       ------------
                    Total liabilities                                                                                     2,331,930

=====================================================================
==============================================================
Net Assets                                                                                                             $278,934,198
                                                                                                                       ============

=====================================================================
==============================================================
Composition of      Paid-in capital
$178,389,656
Net Assets
---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income
4,179,246

---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investments and foreign currency transactions
               18,274,717

---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies
78,090,579
                                                                                                                       ------------
                    Net assets                                                                                         $278,934,198
                                                                                                                       ============

=====================================================================
==============================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of
                    $273,193,978 and 22,495,412 shares of beneficial interest outstanding)
       $      12.14
                    Maximum offering price per share (net asset value plus sales charge of
                    5.75% of offering price)                                                                           $      12.88

---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $1,654,505 and 137,088 shares of beneficial interest outstanding)
         $      12.07

---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets of $4,085,715 and 342,672 shares of beneficial interest outstanding)
           $      11.92


                    See accompanying Notes to Financial Statements.


                    13 Oppenheimer Fund

                    Statement of Operations   For the Year Ended June 30, 1996
=====================================================================
==============================================================
Investment Income   Dividends (net of foreign withholding taxes of $112,278)
             $  5,887,471

---------------------------------------------------------------------------------------------------------------
                    Interest                                                                                              1,929,027
                                                                                                                       ------------
                    Total income                                                                                          7,816,498

=====================================================================
==============================================================
Expenses            Management fees--Note 4
2,036,339

---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4
   616,198

---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                                 350,307
                    Class B                                                                                                   4,128
                    Class C                                                                                                  34,894

---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                     108,816

---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                                      91,485

---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                              85,190

---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  71,929

---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                                     334
                    Class B                                                                                                     561
                    Class C                                                                                                     496

---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    98,175
                                                                                                                       ------------
                    Total expenses                                                                                        3,498,852

=====================================================================
==============================================================
Net Investment Income                                                                                                     4,317,646

=====================================================================
==============================================================
Realized and        Net realized gain on:
Unrealized          Investments (including premiums on options exercised)
         21,639,931
Gain (Loss)         Foreign currency transactions
309,497
                    Closing and expiration of options written--Note 5
845,454
                                                                                                                       ------------
                    Net realized gain                                                                                    22,794,882


---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                                          18,834,911
                    Translation of assets and liabilities denominated in foreign currencies
      (1,955,886)
                                                                                                                       ------------
                    Net change                                                                                           16,879,025
                                                                                                                       ------------
                    Net realized and unrealized gain
39,673,907

=====================================================================
==============================================================
Net Increase in Net Assets Resulting From Operations
$ 43,991,553
                                                                                                                       ============

                    See accompanying Notes to Financial Statements


                    14 Oppenheimer Fund

                    Statements of Changes in Net Assets

                                                                                             Year Ended June 30,
                                                                                             1996                     1995
=====================================================================
==============================================================
Operations          Net investment income                                                    $   4,317,646            $
2,806,853

---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                           22,794,882               19,743,628

---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                       16,879,025
      23,440,270
                                                                                             -------------            -------------
                    Net increase in net assets resulting from operations                        43,991,553
   45,990,751

=====================================================================
==============================================================
Dividends and       Dividends from net investment income:
Distributions to    Class A                                                                     (2,763,277)
(498,859)
Shareholders        Class B                                                                         (1,333)                      --
                    Class C                                                                        (19,415)                      --

---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                    (20,559,886)             (24,601,920)
                    Class B                                                                        (10,043)                      --
                    Class C                                                                       (287,511)                (100,620)

=====================================================================
==============================================================
Beneficial          Net increase (decrease) in net assets resulting from
Interest            beneficial interest transactions--Note 2:
Transactions        Class A                                                                    (17,324,834)
12,428,700
                    Class B                                                                      1,639,742                       --
                    Class C                                                                      1,733,727                1,742,306

=====================================================================
==============================================================
Net Assets          Total increase                                                               6,398,723
34,960,358

---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                        272,535,475
237,575,117
                                                                                             -------------            -------------
                    End of period (including undistributed net investment income
                    of $4,179,246 and $3,477,408, respectively)                              $ 278,934,198
 $ 272,535,475
                                                                                             =============
=============


                    See accompanying Notes to Financial Statements


                    15 Oppenheimer Fund

Financial Highlights

                                               Class A
                                               ----------------------------------------------------------------


                                                                     Year Ended June 30,
                                               1996          1995          1994          1993          1992
=====================================================================
================================================
Per Share Operating Data:
Net asset value, beginning of period           $  11.34      $  10.55      $  10.41      $   9.72      $   9.31
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .20           .31           .07           .11           .16
Net realized and unrealized
gain (loss)                                        1.69          1.58           .55          1.15           .84
                                               --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                         1.89          1.89           .62          1.26          1.00
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.13)         (.02)         (.03)         (.10)         (.32)
Distributions from net realized gain               (.96)        (1.08)         (.45)         (.47)         (.27)
                                               --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                   (1.09)        (1.10)         (.48)         (.57)         (.59)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  12.14      $  11.34      $  10.55      $  10.41      $   9.72
                                               ========      ========      ========      ========
========

=====================================================================
================================================
Total Return, at Net Asset Value(3)               17.56%        19.60%         5.84%        13.33%
11.22%

=====================================================================
================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $273,194      $270,381      $237,281      $216,180      $209,495
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $270,211      $254,011      $229,976      $212,660
$221,369
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              1.59%         1.10%         0.69%         1.05%         1.71%
Expenses                                           1.26%         1.29%         1.16%         1.10%         1.09%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         29.7%         34.1%         41.6%         35.6%         58.2%
Average brokerage commission rate(6)           $ 0.0324            --            --            --            --


                                               Class B       Class C
                                               -------       ------------------------------------
                                               Period
                                               Ended
                                               June 30,            Year Ended June 30,
                                               1996(2)       1996          1995          1994(1)
=====================================================================
============================
Per Share Operating Data:
Net asset value, beginning of period           $  11.85      $  11.19      $  10.49      $  11.08
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .14           .07           .03           .02
Net realized and unrealized
gain (loss)                                        1.17          1.69          1.75          (.14)
                                               --------      --------      --------      --------
Total income (loss) from investment
operations                                         1.31          1.76          1.78          (.12)
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.13)         (.07)         --            (.02)
Distributions from net realized gain               (.96)         (.96)        (1.08)         (.45)
                                               --------      --------      --------      --------
Total dividends and distributions
to shareholders                                   (1.09)        (1.03)        (1.08)         (.47)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  12.07      $  11.92      $  11.19      $  10.49
                                               ========      ========      ========      ========

=====================================================================
============================
Total Return, at Net Asset Value(3)               11.86%        16.51%        18.57%        (1.24)%

=====================================================================
============================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                 $  1,655      $  4,086      $  2,154      $    294
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $    649      $  3,491      $  1,100      $    108
-------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              0.74%(4)      0.75%         0.48%         0.05%(4)
Expenses                                           2.13%(4)      2.15%         2.20%         2.44%(4)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         29.7%         29.7%         34.1%         41.6%
Average brokerage commission rate(6)           $ 0.0324      $ 0.0324            --            --




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $74,869,135 and $104,723,299, respectively.

6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


16  Oppenheimer Fund

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation through investment in common stocks that offer growth potential. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1996, a provision of $41,657 was made for the Fund's projected benefit obligations and payments of $2,831 were made to retired trustees, resulting in an accumulated liability of $102,810 at June 30, 1996.


17  Oppenheimer Fund

--------------------------------------------------------------------------------
1. Significant
   Accounting
   Policies
   (continued)

Distributions to Shareholders. Dividends and distributions to shareholders are reported on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1996, amounts have been classified to reflect a decrease in paid in capital of $770,135, a decrease in undistributed net investment income of $831,783, and an increase in accumulated net realized gain on investments of $1,601,918.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of
   Beneficial
   Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                             Year Ended June 30, 1996(1)                   Year Ended June
30, 1995
                                                             ------------------------------          -------------------------------
                                                             Shares              Amount              Shares              Amount
------------------------------------------------------------------------------------------------------------------
------------------
Class A:
Sold                                                          2,083,446        $ 24,678,546           6,673,759        $
71,435,301
Dividends and distributions reinvested                        1,924,123          21,357,698           2,364,103
        23,168,217
Redeemed                                                     (5,349,170)        (63,361,078)         (7,685,964)
(82,174,818)
                                                             ----------        ------------           ---------        ------------
Net increase (decrease)                                      (1,341,601)       $(17,324,834)          1,351,898
   $ 12,428,700
                                                             ==========        ============           =========
   ============
------------------------------------------------------------------------------------------------------------------
------------------
Class B:
Sold                                                            215,151        $  2,550,547                  --        $         --
Dividends and distributions reinvested                            1,026              11,365                  --
        --
Redeemed                                                        (79,090)           (922,170)                 --                  --
                                                             ----------        ------------           ---------        ------------
Net increase                                                    137,088        $  1,639,742                  --        $
--
                                                             ==========        ============           =========
   ============
------------------------------------------------------------------------------------------------------------------
------------------
Class C:
Sold                                                            238,989        $  2,774,056             183,982        $
1,948,887
Dividends and distributions reinvested                           26,363             288,410               8,876
         86,189
Redeemed                                                       (115,207)         (1,328,739)            (28,381)
(292,770)
                                                             ----------        ------------           ---------        ------------
Net increase                                                    150,145        $  1,733,727             164,477        $
1,742,306
                                                             ==========        ============           =========
   ============


1. For the year ended June 30, 1996 for Class A and Class C shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class B shares.


18  Oppenheimer Fund

--------------------------------------------------------------------------------
3. Unrealized Gains and
   Losses on Investments and
   Options Written

At June 30, 1996, net unrealized appreciation on investments and options written of $78,091,102 was composed of gross appreciation of $84,234,203, and gross depreciation of $6,143,101.

--------------------------------------------------------------------------------
4. Management Fees and
   Other Transactions
   With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter to $800 million, and 0.60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $581,891, of which $146,293 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $51,972 and $21,470, of which $1,625 was paid to an affiliated broker/dealer for Class C shares. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $2,962 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1996, OFDI paid $5,013 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI retained $4,128 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $58,024 for Class B.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI retained $21,763 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $67,156 for Class C.


19  Oppenheimer Fund

--------------------------------------------------------------------------------
5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1996 was as follows:

                                                        Call Options
                                                        ------------------------
                                                        Number of   Amount of
                                                        Options     Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1995                     5,992      $ 1,266,634
--------------------------------------------------------------------------------
Options written                                          9,804        2,642,006
--------------------------------------------------------------------------------
Options closed or expired                               (8,036)      (1,868,399)
--------------------------------------------------------------------------------
Options exercised                                       (3,182)        (805,660)
                                                         -----      -----------
Options outstanding at June 30, 1996                     4,578      $ 1,234,581
                                                         =====      ===========

                                Appendix A

                    Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     KPMG Peat Marwick LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Gordon Altman Butowsky Weitzen
     Shalov & Wein
     114 West 47th Street
     New York, New York 10036